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Second Quarter 2011
Earnings Call

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Statements contained in this news release that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of
Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31,
2009. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law,
Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Forward Looking Statements

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Second Quarter 2011 Earnings
➢ Opening Comments
 • CEO Update
 • Industry Highlights
 • Focused Priorities
➢ Financial Information
 • Second Quarter Results
 • 2011 Outlook
➢ Q&A
➢ Closing Comments

Rick Dauch
President & CEO
Jim Woodward
Senior Vice President &
Chief Financial Officer
Rick Dauch
Jim Woodward

Rick Dauch

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Quarter Highlights
Opportunities / Good Things
• Strong customer volumes: Class 8, Trailer, Improving 5-7
• Acquisition of Camden operation
• Completion of raw material “pass through” agreements for 2011
• CEO orientation complete:
 • Core vs. non-core analysis complete - activity underway
 • Gunite turnaround plan developed & initiated
 • North American wheel capacity / CAPEX analysis complete
• Gunite AM price increases: AM + 16%; OEM in negotiations
• Critical leadership team and skill-set additions
Challenges / Bad Things
• Continued rise in raw materials:
 • Steel: up 25% vs. prior year
 • Aluminum: up 13% vs. prior year
• Gunite demand continues to exceed current machining capacity

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Source: Cass Freight &Ceridian-UCLA Pulse of Commerce Index
• June expenditures up 26%
 year-over-year
• June shipments up 5.3%
 year-over-year
• Positive freight movement
 trend continues
Increasing Freight & Utilization
• Diesel fuel consumption
 increased 2.0% year-
 over-year in June
• Higher fleet utilization
 is driving replacement
 demand

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• More loads needing to
 be hauled than trucks
 available
• Current level is
 approximately 3 loads
 per 1 truck
• Industry experts
 expect capacity to
 remain tight
Source: TransCore, FTR & ACT
Freight & Truck Demand
• Capacity is anticipated
 to remain tight
• Increased truckload
 profitability allows
 fleets to invest in new
 equipment

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• Price gap between
 new & used trucks
 continues to shrink
• Used truck
 inventories remain
 tight
Source: ACT, FTR, Transport Fundamentals & Transport Capital Partners, LLC
Used Truck Market
• Financing is only
 challenging for high
 risk fleets
• Credit availability is
 expected to continue
 to improve
• Capital is available;
 lenders are being
 selective

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Source: ACT & FTR
Build Levels
• Class 8 continues to strengthen
• Recovery in the medium-duty
 segment of the market is 18 to 24
 months behind
• Trailer builds remain strong

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Raw Material Trends

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Raw Material Recovery / Pricing
▪ Our existing mechanisms are working and will pass through the higher raw material costs experienced in the first half of the year to our customers.
▪ Negotiations are underway with OEM customers for non-material price increases on our Gunite product; material increases are being passed through
▪ Changes in raw material costs (increases or decreases) are passed through to customers using a three to six month lag.
Business Unit	OEM	Aftermarket
Steel Wheels
Aluminum Wheels
Gunite
Brillion
Imperial
Fabco
✓
✓
✓
✓
✓
✓
✓
✓
✓
✓
✓
✓

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Strategic Objectives
➢ #1-2 globally in wheel-end systems
➢ ROIC > 20% through a cycle
➢ >80% of products from CORE products
➢ Balanced geographical revenues:
 • 40% North America
 • 30% Asia
 • 20% Europe
 • 10% South America
➢ >95% retention of personnel
➢ Maximize ACW share price
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry

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Fix & Grow Accuride
“Fix” (6-12 months):
 • Invest to catch up
 • Clean and organize
 • Close or fix uncompetitive operations
 • Rationalize / consolidate capacity
 • Divest non-core assets
 • Reassign, release, reduce
 • Upgrade from outside
 • Standardize
 • Understand LEAN
“Grow” (12-18 months):
• Invest to leapfrog
• World class standards
• Open new facilities
• Build and expand
• Acquire “core” assets
• Add and expand
• Promote from within
• Benchmark
• Operate LEAN

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Top Five Priorities
1. Strengthen Organization
2. Fix Gunite Business
3. Improve Steel Wheel Business
4. Grow Aluminum Wheel Business
5. Pursue Strategic Opportunities

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• Fill critical staffing gaps:
 • Technical (Product, Process Engineering)
 • Quality Leadership
 • Operations (Plant Staff, Supply Chain)
• Change structure to create P&L focus, accountability:
 • Wheels, Gunite & Brillion, Imperial, Fabco
 • Direct reporting responsibility of Functional Support Staff
• Streamline Sales & Marketing:
 • Added aftermarket resources
 • Cleaner reporting structure
• Establish leadership development program:
 • Grow next generation of leaders
 • More P&L focus and developmental assignments
Priority 1: Strengthen Organization

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Action Plan to Fix Gunite
Near Term
(<3-6 months)
• Aftermarket and OE price increases are in place • OEM non-material price increases - in negotiations • Additional price adjustments will be made as raw material prices warrant
 • Stabilize & upgrade organization and leadership team
 • Improve daily & weekly operational throughput
 • Fix scheduling & quality systems
 • Critical CAPEX to repair or replace key process equipment ($6.8M)

• Major CAPEX to establish adequate capacity for drum machining & slack adjuster assembly ($20 -$25M) • Consolidation of machining operations from three to one manufacturing location
 • Explore strategic options for casting
 • Significant product R&D initiatives underway:
 • Development of Air-Disc Brake components and systems
 • Aluminum and Austempered Ductile Hubs
 • Add capacity in Mexico

Mid-Term
(12-18 months)
Long Term
(>18 months)
Priority 2: Fix Gunite Business
Pricing
(Ongoing)
Gunite = >25% revenue and is a CORE business at Accuride
and will be competitive and profitable in 2012

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Current State
 • Money losing operation
 • Customer Demand > Capacity > Operational Capability:
 • Machining operations are a major bottleneck
 • Flawed launch of new equipment at Rockford (2009-2010)
 • Dysfunctional scheduling system across 3 operating sites
 • Quality system improvements needed
 • Poor operational leadership and performance:
 • Excess labor / overtime
 • Excess scrap, tooling
 • Excess freight
 • Inadequate CAPEX investment over 20-30 years
Priority 2: Fix Gunite Business
Future State
Machining	$ 9.0	$21.0	TBD
Foundry/Other	3.0	4.5	TBD
Total	$12.0	$26.0	TBD
Note: Investment in millions
Adjusted EBITDA
Note: Does not include corporate charges

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Priority 3: Improve Steel Wheel Business
“Re-deploy and Renew”
 • Consolidate from 3 to 2 NAFTA heavy truck steel wheel
 plants
 • Convert Canada to a competitive light wheel only facility or close operation
 • Re-deploy commercial heavy truck process equipment to
 Henderson and Monterrey facilities
 • CAPEX investment of $10-20M over the next 2-3 years to:
 • Upgrade Monterrey facility and process capability
 • Invest in new technology to ensure state of the art
 manufacturing in all processes (i.e. coatings, welding)
 • Implement LEAN manufacturing system (2011-13)

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Priority 4: Grow Aluminum Wheel Business
“Expand and Grow”
• Execute Phase 1 capacity expansion:
 • Line 4 Launch in Mexico (2Q11) - complete
 • New Mega-Line at Erie (3Q11) - on schedule
• Acquire, integrate and expand Camden, SC operation to increase aluminum wheel capacity (1Q 2012) - on schedule
• Exploring additional capacity expansion in Mexico:
 • Machining capacity (2012)
 • Expand plant and add forging capacity (2013 - 2014)
• Gain market share:
 • NA: Truck & trailer manufacturers
 • MX: Truck & trailer manufacturers, Brazil
• Expand globally through strategic activity (Asia, Europe)

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➢ Accuride has executed on a series of strategic maneuvers to focus on its core operations, which will strengthen its long-term growth prospects and enhance its ability to serve the leading commercial vehicle OEMs

 ➢ November 2010 - Announced the sale of Brillion Farm Equipment division to Landoll Corporation
 ➢ Brillion Farm Equipment manufactures a full line of tillage, seedbed preparation and seeding equipments made to be durable, long lasting and productive in a wide range of environments
 ➢ Accuride originally acquired the business as a part of its 2005 purchase of Transportation Technologies
 ➢ The divestiture is in direct support of Accuride’s strategic focus on the commercial vehicle market

 ➢ January 2011 - Announced the sale of Bostrom Seating division to CVGI
 ➢ Bostrom manufactures a full line of seats for the heavy truck market. It’s products are sold to original equipment manufactures and to aftermarket distributors.
 ➢ Accuride originally acquired the business as a part of its 2005 purchase of Transportation Technologies
 ➢ The divestiture is in direct support of Accuride’s strategic focus on core products

Divested
Bostrom
Seating
Acquired
Forgitron
Divested
Brillion Farm
Equipment
Additional
Actions
Priority 5: Pursue Strategic Opportunities
➢ Provides manufacturing flexibility & opportunity to optimize aluminum wheel production
➢ Non-union facility located in the southeastern US
➢ Facility is close to several OEM assembly plants
➢ Operations were modified over the past 30 days & are now producing Accuride quality product
➢ Plant #1 in Portland, TN will be consolidated to our
 TX & VA plants by year end 2011 moving us closer to
 our key customers & optimizing capacity & logistics
➢ Core metal Bumper production processes will be
 consolidated at our TN chrome plating operation
 (owned facility) by 2011 year end
➢ Transfer heavy duty wheel capacity from our
 London, Ontario facility to our Monterrey, Mexico
 facility as demand continues to shift to Mexico and
 the Southwestern United States

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Summary Income Statement

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Segment Reporting

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Net Sales & Adjusted EBITDA

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Trade Working Capital

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Customer Receivables - Net

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Inventories - Net

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Accounts Payable

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Net Income To EBITDA Reconciliation

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Free Cash Flow

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Net Debt & Liquidity

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Summary Income Statement

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Full Year Guidance
Net Sales $950.0 to $1,000.0
Adjusted EBITDA $110.0 to $115.0
EPS - Diluted $0.40  to $0.50
Depreciation & Amortization  $50.0
Capital Expenditures  $67.0
Cash Interest Expense  $30.0
Excess Pension Contributions  $15.0
Trade Working Capital Use of Cash  $15.0
Tax Rate for Book  15%
Free Cash Flow ($17.0) to ($12.0)

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• Focus on fixing our “core” assets:
 • Accuride Wheels, Gunite
 • Operational excellence - manufacturing & supply chain
• Make strategic investments:
 • Organizational skill set improvements
 • CAPEX - process capability, capacity footprint
 • Research & Development - future products
• 100% commitment to:
 • Fix what is not working today
 • Divest non-core assets
 • Expand globally to support our customers’ needs
 • Southern US and Mexico
 • Asia
 • South America
 • Europe
Summary

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Segment EBITDA Reconciliation